UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 19, 2021

Premier, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36092	35-2477140
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13034 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of Principal Executive Offices) (Zip Code)

(704) 357-0022

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 Par Value	PINC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

Beginning July 19, 2021, representatives of Premier, Inc. (the “Company”) will meet with investors, analysts and other stakeholders or interested parties and expect to refer to information, in whole or part, in the Investor Presentation, July 2021 (the “Investor Presentation”) attached to this Current Report on Form 8-K as Exhibit 99.1.

Prior to the public announcement of the Company’s fiscal 2021 financial results, currently scheduled for August 17, 2021, the Company will not comment on or update its fiscal 2021 fourth quarter or full year financial performance or the matters set forth under the caption “Fiscal 2021 Outlook and Guidance” in its press release dated May 4, 2021 filed as Exhibit 99.1 to the Company’s Form 8-K filed May 5, 2021.

Pursuant to Regulation FD, the Company hereby furnishes the Investor Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which information is incorporated into this Item 7.01 by this reference.

The information in this Current Report on Form 8-K under this Item 7.01, as well as Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such a filing. The furnishing of this report is not intended to constitute a determination by the registrant that the information is material or that the dissemination of the information is required by Regulation FD.

The information included in this Current Report on Form 8-K and any exhibits hereto will not be deemed an admission as to the materiality of any such information.

Use and Definition of Non-GAAP Financial Measures

The financial data contained in the Investor Presentation attached hereto as Exhibit 99.1 includes financial measures that are not calculated in accordance with generally accepted accounting principles (“Non-GAAP”), including EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Net Income (historically referenced as “Adjusted Fully Distributed Net Income”), Adjusted Earnings per Share (historically referenced as “Adjusted Fully Distributed Earnings per Share”) and Free Cash Flow, each as defined below.

The Company defines EBITDA as net income before income or loss from discontinued operations, net of tax, interest and investment income, net, income tax expense, depreciation and amortization and amortization of purchased intangible assets. The Company defines Adjusted EBITDA as EBITDA before merger and acquisition related expenses and non-recurring, non-cash or non-operating items and including equity in net income of unconsolidated affiliates. For all Non-GAAP financial measures, the Company considers non-recurring items to be income or expenses and other items that have not been earned or incurred within the prior two years and are not expected to recur within the next two years. Such items include certain strategic and financial restructuring expenses. Non-operating items include gains or losses on the disposal of assets and interest and investment income or expense.

The Company defines Segment Adjusted EBITDA as the segment’s net revenue less cost of revenue and operating expenses directly attributable to the segment, excluding depreciation and amortization, amortization of purchased intangible assets, merger and acquisition related expenses and non-recurring or non-cash items, and including equity in net income of unconsolidated affiliates. Operating expenses directly attributable to the segment include expenses associated with sales and marketing, general and administrative, and product development activities specific to the operation of each segment. General and administrative corporate expenses that are not specific to a particular segment are not included in the calculation of Segment Adjusted EBITDA. Segment Adjusted EBITDA also excludes any income and expense that has been classified as discontinued operations.

The Company defines Adjusted Net Income as net income attributable to the Company (i) excluding income or loss from discontinued operations, net, (ii) excluding income tax expense, (iii) excluding the impact of adjustment of redeemable limited partners’ capital to redemption amount, (iv) excluding the effect of non-recurring or non-cash items, including certain strategic and financial restructuring expenses, (v) assuming the exchange of all the Class B common units for shares of Class A common stock, which results in the elimination of non-controlling interest in Premier Healthcare Alliance, L.P., and (vi) reflecting an adjustment for income tax expense on Non-GAAP net income before income taxes at the Company’s estimated annual effective income tax rate, adjusted for unusual or infrequent items. The Company defines Adjusted Earnings per Share as Adjusted Net Income divided by diluted weighted average shares.

The Company defines Free Cash Flow as net cash provided by operating activities from continuing operations less distributions and tax receivable agreement payments to limited partners, early termination payments to certain former limited partners that elected to execute a Unit Exchange and Tax Receivable Acceleration Agreement (“Unit Exchange Agreement”) in connection with the Company’s August 2020 restructuring and purchases of property and equipment. Free Cash Flow does not represent discretionary cash available for spending as it excludes certain contractual obligations such as debt repayments.

Adjusted EBITDA and Free Cash Flow are supplemental financial measures used by the Company and by external users of its financial statements and are considered to be indicators of the operational strength and performance of the Company’s business. Adjusted EBITDA and Free Cash Flow measures allow the Company to assess its performance without regard to financing methods and capital structure and without the impact of other matters that the Company does not consider indicative of the operating performance of its business. More specifically, Segment Adjusted EBITDA is the primary earnings measure the Company uses to evaluate the performance of its business segments.

The Company uses Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Net Income and Adjusted Earnings per Share to facilitate a comparison of its operating performance on a consistent basis from period to period that, when viewed in combination with the Company’s results prepared in accordance with GAAP, provides a more complete understanding of factors and trends affecting its business. The Company believes Adjusted EBITDA and Segment Adjusted EBITDA assist its board of directors, management and investors in comparing the Company’s operating performance on a consistent basis from period to period because they remove the impact of earnings elements attributable to the Company’s asset base (primarily depreciation and amortization), certain items outside the control of its management team, e.g., taxes, other non-cash items (such as impairment of intangible assets, purchase accounting adjustments and stock-based compensation), and non-recurring items (such as strategic and financial restructuring expenses) and income and expense that has been classified as discontinued operations from the Company’s operating results. The Company believes Adjusted Net Income and Adjusted Earnings per Share assist its board of directors, management and investors in comparing its net income and earnings per share on a consistent basis from period to period because these measures remove non-cash (such as impairment of intangible assets, purchase accounting adjustments and stock-based compensation) and non-recurring items (such as strategic and financial restructuring expenses), and eliminate the variability of non-controlling interest that results from member owner exchanges of Class B common units for shares of Class A common stock. The Company believes Free Cash Flow is an important measure because it represents the cash that the Company generates after payment of tax distributions to limited partners, payments to certain former limited partners that elected to execute a Unit Exchange Agreement and capital investment to maintain existing products and services and ongoing business operations, as well as development of new and upgraded products and services to support future growth. Free Cash Flow allows the Company to enhance stockholder value through acquisitions, partnerships, joint ventures, investments in related businesses and debt reduction.

Despite the importance of these Non-GAAP financial measures in analyzing the Company’s business, determining compliance with certain financial covenants in its Credit Facility, measuring and determining incentive compensation and evaluating its operating performance relative to the Company’s competitors, EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings per Share and Free Cash Flow are not measurements of financial performance under GAAP, may have limitations as analytical tools and should not be considered in isolation from, or as an alternative to, net income, net cash provided by operating activities, or any other measure of the Company’s performance derived in accordance with GAAP.

Some of the limitations of the EBITDA, Adjusted EBITDA and Segment Adjusted EBITDA measures include that they do not reflect: the Company’s capital expenditures or its future requirements for capital expenditures or contractual commitments; changes in, or cash requirements for, its working capital needs; the interest expense or the cash requirements to service interest or principal payments under its Credit Facility; income tax payments the Company is required to make; and any cash requirements for replacements of assets being depreciated or amortized.

In addition, EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA and Free Cash Flow are not measures of liquidity under GAAP, or otherwise, and are not alternatives to cash flows from operating activities. Some of the limitations of the Adjusted Net Income and Adjusted Earnings per Share measures are that they do not reflect income tax expense or income tax payments the Company is required to make. In addition, Adjusted Net Income and Adjusted Earnings per Share are not measures of profitability under GAAP. Because the EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings per Share and Free Cash Flow measures are susceptible to varying calculations, such Non-GAAP financial measures may differ from, and may therefore not be comparable to, similarly titled measures used by other companies.

Non-recurring and non-cash items excluded in the Company’s calculation of Adjusted EBITDA, Segment Adjusted EBITDA and Adjusted Net Income consist of stock-based compensation, acquisition and disposition related expenses, remeasurement of tax receivable agreement liabilities, gain or loss on FFF put and call rights, income and expense that has been classified as discontinued operations and other expense.

The Company urges investors to review the reconciliation of these Non-GAAP financial measures included in the Appendix to Exhibit 99.1 of this Form 8-K and in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (“Form 10-Q”), filed with the United States Securities and Exchange Commission (the “SEC”). To properly and prudently evaluate the Company’s business, investors should review (i) the unaudited consolidated financial statements and related notes included in the Form 10-Q, (ii) the audited consolidated financial statements and related notes included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2020, filed with the SEC, and (iii) the future periodic and current reports the Company files with the SEC, and investors should not rely on any single financial measure to evaluate the Company’s business. In addition, because the EBITDA, Adjusted EBITDA, Segment Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings per Share and Free Cash Flow measures are susceptible to varying calculations, such Non-GAAP financial measures, as presented in the presentation materials, may differ from, and may therefore not be comparable to, similarly titled measures used by other companies.

Forward-Looking Statements

Statements made in the Investor Presentation materials attached hereto as Exhibit 99.1 that are not statements of historical or current facts, including, but not limited to, those related to expected growth opportunities in each of Premier’s business segments and the ability to realize such opportunities, strategic priorities to advance Premier’s business, Premier’s unique positioning to deliver stockholder value and long-term sustainable growth, the expected financial and operational impacts of the COVID-19 pandemic, targeted multi-year revenue growth rate in Premier’s Performance Services segment, the expected multi-year compound annual growth rate for consolidated net revenue, adjusted EBITDA and adjusted EPS beginning in fiscal 2022, capital deployment, the payment of future dividends, free cash flow generation, and the matters discussed on the “Our Value Proposition” slide, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates” or “plans” to be uncertain and forward-looking. Forward-looking statements may include comments as to the Company’s beliefs and expectations as to future financial performance, events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the Company’s control. More information on potential factors that could affect the Company’s financial results is included from time to time in the “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC and made available on the Company’s website at investors.premierinc.com. Forward looking statements speak only as of the date they are made, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information or future events that occur after that date, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Premier, Inc. Investor Presentation, July 2021, as of the date of this Current Report on Form 8-K

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Premier, Inc.

By:	/s/ Michael J. Alkire
Name:	Michael J. Alkire
Title:	President and Chief Executive Officer

Date: July 19, 2021